Exhibit 31.2
Certification of Periodic Report under Section 302 of the Sarbanes-Oxley Act of 2002
I, Scott Burrows, certify that:
1.I have reviewed this Annual Report on Form 10-K/A of Spyre Therapeutics, Inc.; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Date: March 1, 2024

/s/ Scott Burrows
Scott Burrows
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)